Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

SonicShares™ Global Shipping ETF (BOAT) (the “Fund”)

Listed on NYSE Arca, Inc.

Supplement dated June 13, 2024

to the Statement of Additional Information (“SAI”) dated July 29, 2023

Effective June 14, 2024, the Fund intends to decrease each of the fixed creation transaction fee and the fixed redemption transaction fee from $750 to $500.

Accordingly, the following changes are made within the “Purchase and Redemption of Shares in Creation Units” section of the SAI:

The table in the sub-section, “Creation Transaction Fee,” is replaced with the following:

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$500	2%

The table in the sub-section, “Redemption Transaction Fee,” is replaced with the following:

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$500	2%

Please retain this Supplement with your SAI for future reference.